DVM-STATSUP 020119

Statutory Prospectus Supplement dated February 1, 2019

The purpose of this supplement is to provide you with changes to the current Statutory Prospectus for Class A, C and Y shares of the Fund listed below:

Invesco Developing Markets Fund

Effective as of the open of business on February 28, 2019, the following sentence is deleted on the front cover of the Prospectus:

“As of the open of business on June 8, 2017, the Fund limited public sales of its shares to certain investors.”

Additionally, effective as of the open of business on February 28, 2019, the information appearing under the heading “Other Information – Limited Fund Offering” is deleted in its entirety.

DVM-SUP 020119

AIF-STATSUP 020119

Statutory Prospectus Supplement dated February 1, 2019

The purpose of this supplement is to provide you with changes to the current Statutory Prospectus for Class R5 and Class R6 shares of the Fund listed below:

Invesco Developing Markets Fund

Effective as of the open of business on February 28, 2019, the following sentences are deleted on the front cover of the Prospectus:

“As of the open of business on June 8, 2017, Invesco Developing Markets Fund limited public sales of its shares to certain investors. The Fund may also accept investments by 529 college savings plans managed by the Adviser during this limited offering.”

Additionally, effective as of the open of business on February 28, 2019, the information appearing under the heading “Other Information – Limited Fund Offering (Invesco Developing Markets Fund)” is deleted in its entirety.

AIF-STATSUP 020119